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                                 CORPORATION AND

                             SHAREHOLDERS' AGREEMENT

                                       OF

                         XARIS MANAGEMENT COMPANY, INC.

                              (A TEXAS CORPORATION)




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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----


SECTION 1: PURPOSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
    1.1    Purposes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
           (a)   Maintain Control by Shareholders  . . . . . . . . . . . . . 1
           (b)   Provide for Orderly Disposition . . . . . . . . . . . . . . 1
           (c)   Provide a Market  . . . . . . . . . . . . . . . . . . . . . 1
           (d)   Maintain S Corporation Status . . . . . . . . . . . . . . . 1

SECTION 2: RESTRICTIONS ON TRANSFERS . . . . . . . . . . . . . . . . . . . . 1
    2.1    Restrictions on Transfers . . . . . . . . . . . . . . . . . . . . 1
    2.2    Restrictions Apply to Transferred Stock . . . . . . . . . . . . . 1
    2.3    Attempted Transfers in Violation of Share
           Transfer Restrictions . . . . . . . . . . . . . . . . . . . . . . 2
    2.4    Exempted Transfers  . . . . . . . . . . . . . . . . . . . . . . . 3
           (a)   Shareholders' Approve . . . . . . . . . . . . . . . . . . . 3
           (b)   Transfer to the Corporation . . . . . . . . . . . . . . . . 3
           (c)   Transfer by Spouse  . . . . . . . . . . . . . . . . . . . . 3
           (d)   Transfer to other Shareholder . . . . . . . . . . . . . . . 3
           (e)   Intra Family Transfers  . . . . . . . . . . . . . . . . . . 3
           (f)   Transfer at Death . . . . . . . . . . . . . . . . . . . . . 3
    2.5    Right of First Refusal of Third Party Offers
           to Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
           (a)   Prerequisites for Transfer  . . . . . . . . . . . . . . . . 3
           (b)   Contents of Notice  . . . . . . . . . . . . . . . . . . . . 4
           (c)   Priorities and Deadlines  . . . . . . . . . . . . . . . . . 5
           (d)   Purchase Price and Terms  . . . . . . . . . . . . . . . . . 5

SECTION 3: BUY-OUT RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . 6
    3.1    Events Triggering a Buy-Out Right . . . . . . . . . . . . . . . . 6
           (a)   Transfers and Attempted Transfers in
                 Violation of Transfer Restrictions  . . . . . . . . . . . . 6
           (b)   Death of Shareholder  . . . . . . . . . . . . . . . . . . . 6
           (c)   Death or Divorce of Spouse  . . . . . . . . . . . . . . . . 7
    3.2    Notice and Deadline Requirements for Buy-Out Rights . . . . . . . 7
           (a)   Notice Requirements . . . . . . . . . . . . . . . . . . . . 7
           (b)   Deemed Notice . . . . . . . . . . . . . . . . . . . . . . . 7
           (c)   Priorities and Deadlines  . . . . . . . . . . . . . . . . . 7
    3.3    Value of the Stock to be Purchased  . . . . . . . . . . . . . . . 8
           (a)   Determining Value . . . . . . . . . . . . . . . . . . . . . 8

                                       -i-

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                 (1)  Book Value . . . . . . . . . . . . . . .. . . . . . .  8

SECTION 4: PROCEDURES TO EXERCISE PURCHASE RIGHTS  . . . . . . . . . . . .   9
    4.1    General Rules . . . . . . . . . . . . . . . . . . . . . . . . .   9
    4.2    Surviving Shareholder's Purchase Rights . . . . . . . . . . . .   9
           (a)   Surviving Shareholder's Alternatives  . . . . . . . . . .   9
           (b)   Notice to Other Parties . . . . . . . . . . . . . . . . .   9
           (c)   Deemed Notice . . . . . . . . . . . . . . . . . . . . . .   9
    4.3    Corporation's Purchase Rights . . . . . . . . . . . . . . . . .  10
           (a)   Corporation's Alternatives  . . . . . . . . . . . . . . .  10
           (b)   Notice to Shareholders  . . . . . . . . . . . . . . . . .  10
           (c)   Shareholders' Meeting . . . . . . . . . . . . . . . . . .  10
           (d)   Shareholder's Obligation to Vote  . . . . . . . . . . . .  10
           (e)   Shareholder's Obligation to Purchase  . . . . . . . . . .  11
    4.4    Shareholders' Purchase Rights   . . . . . . . . . . . . . . . .  11
           (a)   Shareholders' Alternatives  . . . . . . . . . . . . . . .  11
           (b)   Procedure to Determine Number of Shares
                 the Shareholders will Purchase  . . . . . . . . . . . . .  12
           (c)   Notice to Selling Person  . . . . . . . . . . . . . . . .  13
    4.5    Purchase Terms and Conditions . . . . . . . . . . . . . . . . .  13
           (a)   Payment of Purchase Price . . . . . . . . . . . . . . . .  13
           (b)   Closing Date  . . . . . . . . . . . . . . . . . . . . . .  14
           (c)   Closing . . . . . . . . . . . . . . . . . . . . . . . . .  14
           (d)   Default . . . . . . . . . . . . . . . . . . . . . . . . .  14
           (e)   Other Terms of the Installment Note . . . . . . . . . . .  15
           (f)   Priority of Any Note Payable by the Corporation . . . . .  15
           (g)   Covenants by the Corporation  . . . . . . . . . . . . . .  15

SECTION 5: SUBCHAPTER S PROVISIONS . . . . . . . . . . . . . . . . . . . .  16
    5.1    Application of this Section . . . . . . . . . . . . . . . . . .  16
    5.2    Making the Election . . . . . . . . . . . . . . . . . . . . . .  16
           (a)   Shareholder Decision to Make S Election . . . . . . . . .  16
           (b)   Making the Election . . . . . . . . . . . . . . . . . . .  16
           (c)   Qualified Subchapter S Trusts . . . . . . . . . . . . . .  16
    5.3    Consent Necessary to Revoke or Make a Transfer that
           Terminates the Subchapter S Election. . . . . . . . . . . . . .  17
    5.4    Curing Improper Revocation or Termination . . . . . . . . . . .  17
           (a)   Damages . . . . . . . . . . . . . . . . . . . . . . . . .  17
           (b)   Accountant's Computation of Damages . . . . . . . . . . .  17
           (c)   Damages if Termination Waived By IRS  . . . . . . . . . .  18
           (d)   Requalification of Corporation  . . . . . . . . . . . . .  18

                                      -ii-
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           (e)   Built-in Gains  . . . . . . . . . . . . . . . . . . . . .  19
    5.5    Mandatory Dividends . . . . . . . . . . . . . . . . . . . . . .  19
           (a)   Periodic Distributions  . . . . . . . . . . . . . . . . .  19
           (b)   Terminating Distributions . . . . . . . . . . . . . . . .  19
    5.6    Tax Elections . . . . . . . . . . . . . . . . . . . . . . . . .  20
           (a)   Termination of Interest . . . . . . . . . . . . . . . . .  20
           (b)   Distributions First Reduce Earnings and Profits . . . . .  20
           (c)   Closing of Books For Mid-Year Termination . . . . . . . .  20
           (d)   Shareholder's Agreement to Effect Elections . . . . . . .  20
    5.7    Year End Shareholders' Meeting  . . . . . . . . . . . . . . . .  20
    5.8    Tax Matters Shareholder . . . . . . . . . . . . . . . . . . . .  21
    5.9    Special Provisions for Share Purchases  . . . . . . . . . . . .  21
    5.10   Section 1363(c) Tax Elections . . . . . . . . . . . . . . . . .  22
    5.11   Delivery of Tax Information to Shareholders . . . . . . . . . .  22
    5.12   Non-Applicability of Exemptions from the Share
           Transfer Restrictions in SECTI0N 2  . . . . . . . . . . . . . .  22

SECTION 6: VOTING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . .  22
    6.1    Voting Agreements . . . . . . . . . . . . . . . . . . . . . . .  22

SECTION 7: DEFINITIONS AND RULES OF CONSTRUCTION . . . . . . . . . . . . .  23
    7.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .  23
           (a)   Agreement . . . . . . . . . . . . . . . . . . . . . . . .  23
           (b)   Code  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
           (c)   Corporation . . . . . . . . . . . . . . . . . . . . . . .  24
           (d)   Delivery  . . . . . . . . . . . . . . . . . . . . . . . .  24
           (e)   Eligible Person . . . . . . . . . . . . . . . . . . . . .  24
           (f)   Executor  . . . . . . . . . . . . . . . . . . . . . . . .  24
           (g)   Family  . . . . . . . . . . . . . . . . . . . . . . . . .  24
           (h)   Incapacitation  . . . . . . . . . . . . . . . . . . . . .  24
           (i)   Involuntary Transfer  . . . . . . . . . . . . . . . . . .  25
           (j)   Offering Shareholder  . . . . . . . . . . . . . . . . . .  25
           (k)   Party . . . . . . . . . . . . . . . . . . . . . . . . . .  25
           (l)   Person  . . . . . . . . . . . . . . . . . . . . . . . . .  25
           (m)   Remaining Shareholders  . . . . . . . . . . . . . . . . .  26
           (n)   Securities Act  . . . . . . . . . . . . . . . . . . . . .  26
           (o)   Selling Person  . . . . . . . . . . . . . . . . . . . . .  26
           (p)   Shareholder . . . . . . . . . . . . . . . . . . . . . . .  26
           (q)   Spouse  . . . . . . . . . . . . . . . . . . . . . . . . .  26
           (r)   Stock . . . . . . . . . . . . . . . . . . . . . . . . . .  26
           (s)   Surviving Shareholder . . . . . . . . . . . . . . . . . .  27

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           (t)   Tax Regulations . . . . . . . . . . . . . . . . . . . . .  27
           (u)   Terminated Spouse . . . . . . . . . . . . . . . . . . . .  27
           (v)   Transfer  . . . . . . . . . . . . . . . . . . . . . . . .  27
    7.2    Titles, Captions, and Sections  . . . . . . . . . . . . . . . .  28
    7.3    Derivative Word . . . . . . . . . . . . . . . . . . . . . . . .  29
    7.4    Gender and Plurals  . . . . . . . . . . . . . . . . . . . . . .  29
    7.5    References to the Internal Revenue Code and
           Other Statutes  . . . . . . . . . . . . . . . . . . . . . . . .  29

SECTION 8: MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .  29
    8.1    Termination . . . . . . . . . . . . . . . . . . . . . . . . . .  29
    8.2    Other Documents to Effectuate Agreement . . . . . . . . . . . .  30
    8.3    Compliance with Securities Laws . . . . . . . . . . . . . . . .  30
           (a)   Investment Representation . . . . . . . . . . . . . . . .  30
           (b)   Covenant to Comply with Securities Laws . . . . . . . . .  30
    8.4    Endorsement on Share Certificates . . . . . . . . . . . . . . .  31
    8.5    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    8.6    Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . .  32
    8.7    Creditors . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    8.8    Integration . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    8.9    Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    8.10   Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    8.11   Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . .  33
    8.12   Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    8.13   Attorney's Fees and Costs . . . . . . . . . . . . . . . . . . .  33
    8.14   Severability  . . . . . . . . . . . . . . . . . . . . . . . . .  34
    8.15   "Days" Defined  . . . . . . . . . . . . . . . . . . . . . . . .  34
    8.16   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . .  34
    8.17   Further Action  . . . . . . . . . . . . . . . . . . . . . . . .  34


                                      -iv-
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                          CORPORATION AND SHAREHOLDERS'

                                    AGREEMENT

       Xaris Management Company, Inc., a Texas corporation (the "Corporation"), and each and all of its Shareholders enter into this Agreement as of May 6, 1996. Each Party agrees to and must abide by all of its terms, conditions, and provisions.

                               SECTION 1: PURPOSES

       1.1 PURPOSES. The Parties enter into this Agreement for the following purposes:

               (a) MAINTAIN CONTROL BY SHAREHOLDERS. To maintain control of the Corporation in the hands of the Shareholders.

               (b) PROVIDE FOR ORDERLY DISPOSITION. To provide an orderly disposition of the Corporation's Stock if a Shareholder dies or otherwise terminates his relationship with the Corporation.

               (c) PROVIDE A MARKET. To provide a market for the Corporation's Stock if a Shareholder dies or otherwise terminates his relationship with the Corporation.

               (d) MAINTAIN S CORPORATION STATUS. To maintain any Corporate election under Subchapter S of the Code until the specified portion of the Shareholders desire to terminate it.

                      SECTION 2: RESTRICTIONS ON TRANSFERS

       2.1 RESTRICTIONS ON TRANSFERS. Unless allowed by Sections 2.4 or 2.5 or required by SECTION 3, no Person may make a Transfer or attempt or purport to make a Transfer.

       2.2 RESTRICTIONS APPLY TO TRANSFERRED STOCK. When a Transfer allowed by Sections 2.4 or 2.5 or required by SECTION 3 occurs or when applicable law allows a Transfer to occur in spite of the Transfer restrictions of Section 2.1:

               (a) The restrictions of Section 2.1 continue to apply to subsequent Transfers.

               (b) The Transferee becomes a Shareholder, and his spouse (if any) becomes a Spouse, and this Agreement applies to them just as it does to any other Shareholder and Spouse.

               (c) The new Shareholder and his Spouse (if any) must acknowledge this Agreement's application to their Stock and:

                            (A) execute and Deliver to the Corporation when the Transfer occurs (or as soon after as is reasonably practicable):

                                   (i)    Schedule A of a counterpart of this
                                          Agreement, or

                                   (ii)   another document acceptable to the
                                          Corporation

                                   binding them to abide by the terms,
                                   conditions, and provisions of this Agreement.

       2.3 ATTEMPTED TRANSFERS IN VIOLATION OF SHARE TRANSFER RESTRICTIONS. If a Person attempts or purports to make a Transfer and Sections 2.4 or 2.5 or
SECTION 3 it does not exempt the Transfer from the restrictions of Section 2.1:

               (a) that attempted or purported Transfer is void and of no effect,

               (b) the Person to whom the attempted or purported Transfer was made:

                     (1) does not have any rights in the Stock attempted or purported to have been Transferred, and

                     (2)    is not a Shareholder, and

               (c)   the Corporation

                     (1) may not recognize or treat the Person to whom the attempted or purported Transfer was made as having any rights in the Stock attempted or purported to have been Transferred (or the Corporation by reason of owning that Stock),

                     (2) may not issue any Stock certificates to the Person to whom the attempted or purported Transfer was made, and

                     (3) may not pay any dividends or make any other distributions to the Person to whom the attempted or purported Transfer was made on the Stock attempted or purported to have been Transferred.

       2.4 EXEMPTED TRANSFERS. A Person may make a Transfer if the Transfer is to an Eligible Person, the Transferee and his Spouse, if any, comply with
Section 2.2(c), and the Transfer also satisfies one of the following additional conditions:

               (a) SHAREHOLDERS' APPROVE. All the Shareholders holding Stock having general voting rights approve the Transfer in writing.

               (b) TRANSFER TO THE CORPORATION. The Person makes the Transfer to the Corporation.

               (c) TRANSFER BY SPOUSE. A Spouse makes the Transfer to her spouse.

               (d) TRANSFER TO OTHER SHAREHOLDER. The Person makes the Transfer to a Shareholder of the same class of Stock.

               (e) INTRA FAMILY TRANSFERS. A Shareholder makes the Transfer to:

                     (1)    members of his Family, or

                     (2) one or more trusts that each entirely and exclusively benefit him or his Family.

               (f) TRANSFER AT DEATH. A Shareholder makes the Transfer at death and not all his Stock is purchased under Section 3.l(b), but only to the extent of the Stock not so purchased.

       2.5     RIGHT OF FIRST REFUSAL OF THIRD PARTY OFFERS TO PURCHASE.

               (a) PREREQUISITES FOR TRANSFER. A Shareholder may make a Transfer if and when all of the following occur:

                     (1) The Shareholder receives a bona fide, legally enforceable offer to purchase Stock from an Eligible Person that the Shareholder desires to accept.

               (2) The Shareholder Delivers to the Corporation and the Remaining Shareholders a written notice meeting the requirements of Section 2.5(b).

               (3) The Corporation or the Remaining Shareholders (following the applicable procedures described in SECTION 4) do not purchase any part of the Stock offered for sale.

               (4)    The proposed Transferee and his Spouse, if any:

                      (A)   comply with Section 2.2(c); and

                      (B)   purchase (within 30 days after the
                            Corporation's and the Remaining Shareholders' rights to purchase the Stock expire under
                            Section 4.3) all of the Stock offered
                            according to Section 2.5(b)(5):

                            (i)   at the price described in Section
                                  2.5(b)(3).

                            (ii)  on the terms and conditions described in
                                  Section 2.5(b)(4).

       (b) CONTENTS OF NOTICE. The notice referred to in Section 2.5(a)(2) must contain each of the following:

               (1) A description of the Stock the Shareholder desires to Transfer according to the offer described in Section 2.5(a)(1).

               (2) The name of the proposed Transferee according to the offer described in Section 2.5(a)(1).

               (3) The per share price (or the value of any consideration that is not cash but that is property) for the Stock according to the offer described in Section 2.5(a)(1).

               (4) A description of all other terms and conditions of the offer described in Section 2.5(a)(1).

               (5) An offer, binding on the Shareholder (and his Spouse), to sell to the Corporation and the other Shareholders the Stock described in Section 2.5(b)(1) on the terms described in Section 2.5(d).

The amount described in Section 2.5(b)(3) may not include any value attributable to any employment contract, consulting contract, or any other side agreement between the Person making the offer and the Shareholder (or his Spouse) giving the notice.

       (c) PRIORITIES AND DEADLINES. The Corporation has the first right to purchase the Stock described in Section 2.5(b)(1). The Remaining Shareholders have the next right to purchase the Stock described in Section 2.5(b)(1) to the extent the Corporation does not purchase the Stock. Together the Corporation and the Remaining Shareholders have a total of 120 days to purchase the Stock on the terms described in Section 2.5(d) according to the procedures of SECTION 4.

       (d) PURCHASE PRICE AND TERMS. If a Party accepts the offer according to SECTION 4:

               (1)   The purchase price of the Stock is:

                     (A)    the lesser of:

                            (i) the per share price specified in Section 2.5(b), or

                            (ii)  the price determined under Section 3.3,

                            if the offer described in Section 2.5(a)(1) is for a cash or deferred cash consideration, or

                     (B)    the price determined under Section 3.3.

               (2)   The terms and conditions of the purchase are:

                     (A) the terms and conditions described in Section 2.5(b)(4) if the offer described in Section 2.5(a)(1) is for a cash or a deferred cash consideration, or

                     (B)    the terms described in Section 4.5.

                            SECTION 3: BUY-OUT RIGHTS

       3.1     EVENTS TRIGGERING A BUY-OUT RIGHT.

               (a) TRANSFERS AND ATTEMPTED TRANSFERS IN VIOLATION OF TRANSFER RESTRICTIONS.

                     (1) If a Person attempts to make a Transfer violating the Transfer restrictions of Section 2.1, the Corporation and the Remaining Shareholders have the right to purchase (and the owner must sell), in accord with the procedures of SECTION 4, all the Stock involved in the attempted Transfer at the price described in Section 3.3 and on the other terms described in Section 4.5.

                     (2) If Section 2.1 or 2.3 is ineffective against a Transferee for any reason, the Corporation and the Remaining Shareholders have the right to purchase (and the owner must sell), in accord with the procedures of SECTION 4, any Stock involved in a Transfer violating the restrictions of
Section 2.1 on the following terms:

                            (A) The purchase price of the Stock is the lesser of:

                                  (i) the amount of cash and the value of any other consideration received in the prohibited Transfer, or

                                  (ii)  the price determined under Section 3.3.

                            (B) The terms and conditions of the purchase are, at the option of the purchasing Party:

                                  (i)   the same terms and conditions as the
                                        prohibited Transfer, or

                                  (ii)  the terms and conditions of Section 4.5.

The Corporation and any Shareholder may enforce the purchase rights accorded them under this Section 3.l(a) by obtaining specific performance of those rights.

               (b) DEATH OF SHAREHOLDER. If an individual Shareholder dies and the Transfer of the decedent's and his Spouse's Stock at his death does not satisfy one of the conditions in Section 2.4 (other than Section 2.4(f)), the Corporation and the Remaining Shareholders have the right to purchase (and the owner must sell), in accord with the procedures of SECTION 4, the decedent's and his Spouse's Stock at the price described in Section 3.3 and on the other terms described in Section 4.5.

            (c) DEATH OR DIVORCE OF SPOUSE. If the Spouse of a Shareholder becomes a Terminated Spouse, the Surviving Shareholder has the right to purchase (and the owner must sell), in accord with the procedures of SECTION 4, the Terminated Spouse's Stock at the price described in Section 3.3 and on the other terms described in Section 4.5. If the Surviving Shareholder does not receive or acquire all the Terminated Spouse's Stock, the Corporation and other Shareholders have the right to purchase (and the Terminated Spouse or her Executor must sell), in accord with the procedures of SECTION 4, the Terminated Spouse's Stock at the price described in Section 3.3 and on the other terms described in Section 4.5.

       3.2  NOTICE AND DEADLINE REQUIREMENTS FOR BUY-OUT RIGHTS. Except when
Section 3.1 provides otherwise, whenever one or more Persons have the right to purchase the Stock of any other Person because one or more of the events triggering a buy-out in Section 3.1 occurs, the following requirements apply:

           (a) NOTICE REQUIREMENTS. Within 30 days after the event that triggers the buy-out right occurs, the Offering Shareholder must Deliver a written notice to the Corporation and all Remaining Shareholders containing each of the following:

                 (1) A description of the number and class or series of shares of Stock that the Offering Shareholder must offer for sale.

                 (2) An offer, binding on the Offering Shareholder (and his Spouse and any other Person with an interest in the Stock described in Section 3.2(a)(1)), to sell to the Corporation and the Remaining Shareholders the Stock described in Section 3.2(a)(1) on the terms required by the applicable buy-out right.

           (b) DEEMED NOTICE. If the Offering Shareholder fails to Deliver the notice according to Section 3.2(a) or if the notice given is defective in any manner, a notice containing the matters described in Section 3.2(a) is deemed Delivered when the Corporation and each Remaining Shareholder have actual knowledge of the event causing the buy-out right to arise.

           (c)  PRIORITIES AND DEADLINES.

                 (1) When the Corporation and the Remaining Shareholders have the right under Section 3.1 to purchase Stock:

                       (A) The Corporation has the first right to purchase the Stock.

                       (B) The Remaining Shareholders have the next right to purchase the Stock to the extent the Corporation does not purchase the Stock.

                       (C) Together the Corporation and the Remaining Shareholders have a total of 120 days to purchase the Stock according to the procedures of SECTION 4.

                 (2)   When a Surviving Shareholder has the right under Section
3.1 to purchase Stock, he has a total of 30 days to purchase the Stock according to the procedures of SECTION 4.

       3.3  VALUE OF THE STOCK TO BE PURCHASED.

            (a) DETERMINING VALUE. Unless specifically stated otherwise, Stock must be bought and sold under a buy-out right granted under Section 3.1 at a price equal to the Stock's fair market value. The Parties agree that the fair market value of the Stock must be determined in the following manner:

                 (1) BOOK VALUE. The fair market value of the Stock equals the net book value of the Corporation's assets and liabilities, determined:

                       (A) by the accountant who regularly prepares the Corporation's financial statements,

                       (B) as of the last day of the month in which the buy-out right granted under Section 3.1 arose,

                       (c) in accord with the regular financial statements prepared by or for the Corporation, and

                       (D) in accord with the accounting principles consistently applied by the Corporation in preparing those financial statements.

                SECTION 4: PROCEDURES TO EXERCISE PURCHASE RIGHTS

       4.1 GENERAL RULES. When a Surviving Shareholder has the right to purchase Stock, the Surviving Shareholder may exercise his right according to
Section 4.2. When the Corporation has the right to purchase any Stock, the Corporation may exercise its rights according to Section 4.3. When the Remaining Shareholders have the right to purchase any Stock, they may exercise their rights according to Section 4.4. Unless specifically stated otherwise, all purchases and sales of Stock will be closed according to Section 4.5.

       4.2 SURVIVING SHAREHOLDER'S PURCHASE RIGHTS. This Section 4.2 applies whenever a Surviving Shareholder (or any other single Shareholder) has the right to purchase any Stock.

            (a) SURVIVING SHAREHOLDER'S ALTERNATIVES. When a Surviving Shareholder has the right to purchase Stock of his Terminated Spouse, he has 30 days from the date the event causing the Surviving Shareholder's Spouse to become a Terminated Spouse to exercise his right to purchase by Delivering to the Terminated Spouse or her Executor a writing specifying the amount of the Stock he agrees to purchase. If a Surviving Shareholder does not so act within the 30-day period, his right to purchase expires.

            (b)  NOTICE TO OTHER PARTIES. If the Surviving Shareholder:

                 (1) fails to exercise his purchase rights within the 30-day period,

                 (2)   rejects his purchase rights, or

                 (3) partially exercises his purchase rights by agreeing to purchase only a part of the Stock he has the right to purchase,

the Surviving Shareholder must (or the Terminated Spouse or her Executor may) Deliver written notice of that fact to the Corporation and the Remaining Shareholders when the first of these described events occurs.

            (c) DEEMED NOTICE. If the Surviving Shareholder (or the Terminated Spouse or her Executor) fails to Deliver notice according to Section 4.2(b) or if the notice given is defective in any manner, that notice is deemed Delivered when the Corporation and each Remaining Shareholder have actual knowledge of an event described in Section 4.2(b).

       4.3 CORPORATION'S PURCHASE RIGHTS. This Section 4.3 applies whenever the Corporation has the right to purchase any Stock.

           (a) CORPORATION'S ALTERNATIVES. When the Corporation has the right to purchase Stock offered for sale in a notice described in Section 2.5(b),
Section 3.2(a), Section 3.2(b), or Section 4.2(b), the Corporation (or its assignee) has 60 days from the date it actually or constructively receives the notice described in Section 2.5(b), Section 3.2(a), Section 3.2(b), or Section 4.2(b) to accept the offer by Delivering to the Offering Shareholder a writing specifying the amount of the Stock it agrees to purchase.

           (b)   NOTICE TO SHAREHOLDERS. If the Corporation (or its assignee):

                 (1) fails to accept the Offering Shareholder's offer within the 60-day period,

                 (2)   rejects the Offering Shareholder's offer, or

                 (3) partially accepts the Offering Shareholder's offer by agreeing to purchase only a part of the Stock offered,

the Corporation must Deliver written notice of that fact to the Remaining Shareholders when the first of these described events occurs.

           (c) SHAREHOLDERS' MEETING. Within 5 days after actually or constructively receiving the notice described in Section 2.5(b), Section 3.2(a),
Section 3.2(b), or Section 4.2(b), the Corporation must call a special Shareholders' meeting. The meeting must be held within 10 working days after the call. At the meeting, the Shareholders must decide whether and to what extent the Corporation (or its assignee) should purchase the offered Stock. The Corporation must act according to the affirmative vote of the holders of a majority of votes entitled to be cast at the meeting, excluding votes of the Stock covered in the notice described in Section 2.5(b), Section 3.2(a),
Section 3.2(b), or Section 4.2(b).

           (d) SHAREHOLDER'S OBLIGATION TO VOTE. The Shareholders, including the Offering Shareholder, agree to vote their shares of Stock in favor of all action necessary or appropriate:

                 (1)  to implement the decision made according to Section
                      4.3(c).

                 (2) to cause the Corporation to have enough legally available corporate funds for the Corporation to purchase the Stock the Shareholders decided it would purchase according to
                      Section 4.3(c).

            For example, the Shareholders must vote

                 (A) to revalue the Corporation's assets and liabilities on a fair market value basis, or

                 (B) to reduce the Corporation's stated capital and to use all the Corporation's capital surplus,

            if necessary, to allow the Corporation to fund the purchase.

       (e)  SHAREHOLDER'S OBLIGATION TO PURCHASE.

            (1)  If:

                 (A) the Corporation's legal counsel maintains the opinion that even after taking all actions described in Section 4.3(d) the Corporation may not legally purchase all the Stock it has agreed to purchase, and

                 (B) some part of the Stock of the Selling Shareholder will go unpurchased if the Corporation fails to purchase the Stock it has agreed to purchase,

the Remaining Shareholders must purchase their proportionate share (determined under Section 4.3(e)(2)) of the Stock the Corporation cannot legally purchase. They must make the purchase at the same time the Corporation's purchase closes.

            (2) Each Remaining Shareholder's proportionate share of remaining Stock equals:

                 (A) the percentage of all the Stock of the Corporation held by Remaining Shareholders that the Stock he holds represents, or

                 (B) whatever proportion the Remaining Shareholders may unanimously agree on.

       4.4 SHAREHOLDERS' PURCHASE RIGHTS. This Section 4.4 applies whenever the Remaining Shareholders have the right to purchase any Stock.

            (a) SHAREHOLDERS' ALTERNATIVES. When the Remaining Shareholders have the right to purchase Stock offered for sale in a notice described in
Section 2.5(b), Section 3.2(a), Section

3.2(b), or Section 4.2(b), each has 60 days from the date he receives the notice described in Section 4.3(b) to accept the offer by Delivering to the Corporation a writing specifying the amount of the Stock he desires to purchase. If a Remaining Shareholder does not so accept within the 60-day period, his right to purchase under the offer expires.

            (b) PROCEDURE TO DETERMINE NUMBER OF SHARES THE SHAREHOLDERS WILL PURCHASE. Each Remaining Shareholder has the obligation to purchase the entire amount of Stock he indicates a desire to purchase under Section 4.4(a); but he may not have the right to purchase that much Stock. The exact amount of Stock each Remaining Shareholder desiring to purchase Stock must purchase depends on how much Stock the Corporation allocates to each Remaining Shareholder. The Corporation must allocate the Stock to each Remaining Shareholder indicating a desire to purchase under Section 4.4(a) according to the following procedures:

                 (1) First, the Corporation must determine each Remaining Shareholder's initial purchase percentage. For each Remaining Shareholder, that percentage equals the number of shares of Stock owned by him divided by the number of shares of Stock owned by all of them.

                 (2) Next, the Corporation must make the initial allocation to each Remaining Shareholder. Accordingly, the Corporation must tentatively allocate to each an amount of Stock equal to

                       (A) the total amount of Stock that the Remaining Shareholders have the right to purchase, multiplied by

                       (B) each Remaining Shareholder's initial purchase percentage (according to Section 4.4(b)(1)).

                       The Corporation must then reduce each Remaining Shareholder's tentative allocation if necessary down to the amount of Stock he indicated a desire to purchase under Section 4.4(a). The resulting amount of Stock equals each Remaining Shareholder's initial allocation of Stock.

                 (3) Next, the Corporation will make another allocation to each Remaining Shareholder if any Stock remains unallocated after the initial allocation of Section 4.4(b)(2). If no Stock remains unallocated, the process stops. If some Stock remains una!located, the Corporation must make another allocation to each Remaining Shareholder who has not received an allocation of Stock equal to the amount he indicated a desire to purchase. The Corporation must make that allocation by repeating Sections 4.4(b)(1) and 4.4(b)(2), but applying them only to each Remaining Shareholder who has not yet received an allocation of Stock equal to the amount he indicated a desire to purchase.

                 (4) Next, the Corporation must repeat Section 4.4(b)(3) until either no Stock remains unallocated or each Remaining Shareholder has received an allocation equal to the amount he indicated a desire to purchase.

If any Stock that the Remaining Shareholders have the right to purchase remains unallocated after the Corporation follows the allocation procedures, the Corporation may notify the Remaining Shareholders of that fact and each Remaining Shareholder can Deliver a supplement to the notice he previously Delivered according to Section 4.4(a) indicating his desire to purchase additional Stock. The Corporation must then reallocate the Stock under this
Section 4.4(b) so long as it can do so before it must Deliver notice of the allocation according to Section 4.4(c).

            (c) NOTICE TO SELLING PERSON. The Corporation must Deliver to the Selling Person notice specifying the allocations made under Section 4.4(b) and the resulting amount of Stock that each Remaining Shareholder agrees to purchase. The Corporation must Deliver that notice before the applicable deadline for purchase expires.

       4.5  PURCHASE TERMS AND CONDITIONS.

           (a) PAYMENT OF PURCHASE PRICE. Except when this Agreement provides otherwise, each purchasing Party, individually, in proportion to the amount of Stock each purchases, must pay the purchase price of any Stock in cash, by certified or cashiers check, or in other readily available funds, at the closing specified in this Section 4.5, in the following manner:

                 (1) A down payment of at least 10 percent of the total purchase price must be paid in cash, by certified or cashiers check, or in other readily available funds at the closing specified in Section 4.5(b).

                 (2) The balance of the purchase price must be paid annually in 9 equal installments of principal and accrued interest computed at a per annum rate equal to the Prime Rate as reported from time to time in the Money Market section of the Wall Street Journal then in effect (or if no such rate is then in effect, at the rate of 10% per annum). The first installment payment is due on the first anniversary of the closing of the purchase of the Stock. The obligation to make these installment payments must be evidenced by a promissory note containing these repayment terms and the other terms specified in Section 4.5(e).

            (b) CLOSING DATE. Except when this Agreement provides otherwise or the Parties to the transaction agree otherwise, the purchase of any Stock must be closed on or before 30 days after the specified time period for exercising the Person's purchase rights expire, at a time, place, and date specified in the written notice[s] Delivered to the Selling Person describing the amount of Stock each purchasing Party agrees to purchase. If the date so determined is a Saturday, Sunday, or holiday, then the closing must occur on the first succeeding business day.

            (c)  CLOSING. At the closing of the purchase of any Stock:

                 (1)   Each purchasing Party must Deliver to the Selling Person:

                       (A)  The payment specified in Section 4.5(a).

                       (B) A duly executed installment note, containing the provisions required by Section 4.5(e).

                       (C) An attorney's opinion, in form and substance satisfactory to the Selling Person, that the purchase is an exempt transaction under the applicable federal and state securities laws.

                 (2)   The Selling Person must Deliver to each purchasing Party:

                       (A) Share certificates (or Transfer orders in the case of uncertificated Stock) for all the Stock Transferred either duly endorsed in blank for Transfer or with duly executed stock powers attached.

                       (B) A certificate, dated as of the closing date, containing a representation and warranty that on the closing date the Selling Person Transferred, or caused to be Transferred, to the purchasing Party good and marketable title to all the Stock in question, free and clear of all claims, equities, liens, charges, and encumbrances.

                       (C) Any other documents or agreements required by this Agreement.

            (d) DEFAULT. Failure to make any payment required by any installment note authorized by Section 4.5(a) when due constitutes a default on the note and causes the remaining unpaid balance to become immediately due and payable. The Selling Person then has all the rights and remedies to enforce payment of the unpaid balance authorized by law. Notwithstanding, before the note's balance becomes immediately due and payable, the Selling Person (or his successor in interest) must Deliver written notice of the default to the purchasing Party and, if the purchasing Party pays in full the past due amount within 10 days after Delivery of this notice, the default is cured as if it never occurred.

            (e) OTHER TERMS OF THE INSTALLMENT NOTE. The amount of the installment note called for by Section 4.5(a) must provide that the maker has the privilege at any time to prepay without penalty all or any part of the balance due on the note with interest to the date of prepayment. Partial prepayments must be applied to the next maturing installments in inverse order.

            (f) PRIORITY OF ANY NOTE PAYABLE BY THE CORPORATION. The Corporation's obligation under any installment note called for by Section 4.5(a) of which it is the maker has an equal priority with the Corporation's debts to its general, unsecured creditors except to the extent secured or subordinated by agreement or by the terms of this Agreement.

            (g) COVENANTS BY THE CORPORATION. If the Corporation purchases any of the Stock, so long as any part of the purchase price remains unpaid:

                 (1) The Corporation may not, without the prior written consent of the Selling Person (or his successor in interest):

                       (A)  declare or pay any dividends on its shares.

                       (B) reorganize its capital structure, unless the reorganization is intended to provide adequate funds to apply to the payment of the purchase price of the Stock.

                       (C) merge or consolidate with any other corporation or sell any substantial portion of its assets except in the regular course of business.

                 (2)   The Corporation must:

                       (A) allow the Selling Person (or his successor in interest) to examine the Corporation's books and records, and

                       (B) promptly send to the Selling Person (or his successor in interest) a copy of all accounting reports and tax returns prepared for or on behalf of the Corporation, just as if the Selling Person (or his successor in interest) were a Shareholder of record.

                       SECTION 5: SUBCHAPTER S PROVISIONS

       5.1 APPLICATION OF THIS SECTION. This SECTION 5 applies if the Shareholders agree (according to Section 5.2) the Corporation should make an election to be taxed as a "small business corporation" under Subchapter S of the Code. If this SECTION 5 becomes applicable, the other SECTIONS of this Agreement apply only to the extent they are not inconsistent with this SECTION 5.

       5.2  MAKING THE ELECTION.

            (a) SHAREHOLDER DECISION TO MAKE S ELECTION. If 51 percent of the Shareholders consent in writing to the Corporation making an election to be taxed as an S corporation under Subchapter S of the Code, the Corporation must make that election according to Section 5.2(b). All Shareholders who consented to the election and their Spouses must execute any additional consents or documents according to Section 5.2(b). Any Shareholder who did not consent to the election and his Spouse must either:

                 (1) execute any additional consents or documents necessary to make the election according to Section 5.2(b), or

                 (2) agree to sell, according to Section 3.1(a)(1) as if the Shareholder had attempted to make a Transfer violating this Agreement, all that Shareholder's and his Spouse's Stock.

            (b) MAKING THE ELECTION. If the requisite Shareholders consent, the Shareholders must cause the Corporation to execute all forms necessary to effectuate the Subchapter S election for federal and, if applicable, state purposes. In addition, each Shareholder and his Spouse must execute, or cause to be executed, by the proper Person all consents necessary to effectuate the Subchapter S election for federal and, if applicable, state purposes. The Shareholders must also authorize all filings (of the election and the consents) with the appropriate federal and state tax authorities in a timely manner so that the election may become effective for the intended tax year.

            (c) QUALIFIED SUBCHAPTER S TRUSTS. Before Stock may be issued to or Transferred to a Qualified Subchapter S Trust (within the meaning of Code
Section 1361(d)), the beneficiary of the Trust must furnish evidence satisfactory to the Corporation's legal counsel that the beneficiary has consented to the Corporation's election to operate under Subchapter S of the Code.

       5.3 CONSENT NECESSARY TO REVOKE OR MAKE A TRANSFER THAT TERMINATES THE SUBCHAPTER S ELECTION. Each Shareholder and his Spouse agree not to take any action, or make any Transfer of Stock which terminates or revokes the Corporation's Subchapter S election unless the same number of Shareholders required by Section 5.2(a) to make a Subchapter S election consent in writing to that action or Transfer.

       5.4  CURING IMPROPER REVOCATION OR TERMINATION.

           (a) DAMAGES. Any Shareholder who causes or authorizes an action or Transfer which terminates the Corporation's Subchapter S election in violation of Section 5.3 (whether in his capacity as a Shareholder, director, officer, employee, or agent for the Corporation or otherwise) agrees to pay the Corporation and every other Shareholder the amount of any and all resulting damages, liabilities, or costs. The resulting damages, liabilities, and costs include:

                 (1)   direct and indirect damages, liabilities, and costs.

                 (2) any additional federal or state tax liability incurred by the Corporation or any other Shareholder because of the action or Transfer.

                 (3) any attorneys' fees or other costs incurred in computing and collecting any damages, liabilities, or costs.

Notwithstanding, no Shareholder has any liability under this Section 5.4 for making a Transfer that terminates the election if the Shareholder in good faith relied on a written legal opinion that the Transfer would not terminate the Corporation's Subchapter S election.

            (b) ACCOUNTANT'S COMPUTATION OF DAMAGES. The accountant that regularly prepares the Corporation's tax returns must compute the amount of the Corporation's and Shareholders' additional federal and state tax liability caused by an improper action or Transfer. That computation conclusively establishes those amounts unless this Section 5.4(b) provides otherwise.

            When he computes the amount of additional tax liabilities, the accountant must determine the present value of the difference between the projected estimated federal and state income taxes of the Corporation and the Shareholders for the five tax years following the action or Transfer improperly terminating the Corporation's election and the estimated federal and state income taxes the Corporation and the Shareholders would have to pay during this five-year period had the

Corporation's election remained in effect. The accountant must base that projection on the following assumptions:

                 (1) each Shareholder's tax rate equals the maximum applicable marginal rate for the tax year preceding the tax year in which the action or Transfer occurs.

                 (2) the Corporation distributes all of its net income each year.

                 (3) if the Corporation has projected net losses or deductions, the net deductions for the five-year computational period do not exceed the sum of each Shareholder's tax basis when the action or Transfer occurs plus any contributions to capital made by the Shareholder between the action or Transfer and the accountant's determination.

            (c) DAMAGES IF TERMINATION WAIVED BY IRS. If the Internal Revenue Service grants a waiver under Code Section 1362(f) so that the Corporation's election is reinstated retroactively to the date of termination, the amount of damages resulting from the action or Transfer equals the sum of:

                 (1) the total tax adjustments, interest, and any applicable penalties the Internal Revenue Service requires the Corporation or the Shareholders to pay to obtain the waiver.

                 (2) any attorneys' fees and other costs and expenses incurred by the Corporation and the other Shareholders to obtain the waiver.

            (d) REQUALIFICATION OF CORPORATION. The Shareholders agree to mitigate their damages by:

                 (1) taking appropriate action to cause the Corporation to again qualify as a "small business corporation" according to Code Section 1361(b), and

                 (2) causing the Corporation to file a timely request for a waiver of the termination pursuant to Code Section 1362(f) but only if the Shareholder whose action or Transfer caused the improper termination satisfies all the following conditions:

                       (A) he agrees to cooperate fully with the other Shareholders in seeking requalification by, for example, instituting or joining in an action to rescind any action or Transfer that caused the termination.

                       (B) he provides an indemnity bond or other security satisfactory to the Corporation and the Remaining Shareholders covering all of the anticipated costs and expenses involved in requalifying the Corporation as a "small business corporation" and obtaining the waiver.

                       (C) he obtains a written legal opinion that the Corporation once again qualifies as a "small business corporation" and that there is a reasonable basis for believing the Internal Revenue Service will grant the waiver.

            (e) BUILT-IN GAINS. The amount of any damages resulting from an improper action or Transfer includes any tax on built-in gains assessed according to Code Section 1374 if the Corporation regains its Subchapter S election under Code Section 1362(f) or re-elects Subchapter S status under Code 1362(g) within 60 months after the wrongful termination.

       5.5  MANDATORY DIVIDENDS.

            (a) PERIODIC DISTRIBUTIONS. While the Corporation's Subchapter S election is in effect, the Corporation must endeavor to make pro rata distributions to the Shareholders to pay taxes. The distributions should at least equal their estimated federal and state income taxes attributable to their pro rata share of the Corporation's net long-term and Code Section 1231 capital gains and nonseparately computed income pursuant to Code Section 1366(a). The Corporation's accountant who regularly prepares its tax returns must compute this estimated tax liability on the basis of the highest marginal rate applicable to individuals on capital gains and other taxable income for the tax year in question.

       Unless applicable state law prevents it, or the Shareholders unanimously agree otherwise, the Corporation must declare and pay the total amount of the minimum mandatory dividend required by this Section 5.5(a) no later than March 15 of the calendar year following the close of the Corporation's tax year. The total pro rata distributions made to the Shareholders during the prior tax year of the Corporation must be taken into account in determining the amount, if any, of any additional distributions that must be made by the following March 15th to meet the requirements of this Section 5.5(a).

            (b) TERMINATING DISTRIBUTIONS. If the Corporation's election is revoked or terminated, the Corporation must declare and pay pro rata cash distributions during the post-termination transition period equal to the Corporation's accumulated adjustments account. Those distributions need not be made, however, to the extent the Shareholders unanimously agree to make the election authorized by Code Section 1371(e)(2), or if applicable state law prevents the Corporation from making them.

       5.6  TAX ELECTIONS.

            (a) TERMINATION OF INTEREST. If a Shareholder terminates his entire interest in the Corporation while it is a Subchapter S corporation, the Corporation must elect (according to Code Section 1377(a)(2)) to have the rules in Code Section 1377(a)(1) applied as if the Corporation's tax year consisted of two short tax years, with the first one ending on the date of the Shareholder's termination.

            (b) DISTRIBUTIONS FIRST REDUCE EARNINGS AND PROFITS. If the Corporation is an S corporation and for any reason has earnings and profits, then the Corporation must elect (according to Code Section 1368(e)(3)) to have any distribution to the Shareholders reduce those earnings and profits until they have been eliminated.

            (c) CLOSING OF BOOKS FOR MID-YEAR TERMINATION. If the Corporation's election is effectively terminated or revoked before the end of a tax year, then the Corporation must elect (according to Code Section 1362(e)(3)) to use the Corporation's accounting records rather than make a pro rata allocation to compute the income tax consequences to the Shareholders and the Corporation for the part of the year it was an S corporation and the part of the year it was a C corporation.

            (d) SHAREHOLDER'S AGREEMENT TO EFFECT ELECTIONS. If Sections 5.6(a), 5.6(b), or 5.6(c) require the Corporation to make any elections, each Shareholder and his Spouse (including a Shareholder who may have disposed of his Stock before the election is filed) agree:

                 (1) to cause the Corporation to execute and file in a timely manner with the appropriate federal (and, if required, state) tax officials the necessary form or forms to make the election.

                 (2) to execute the necessary Shareholders' consents to make the election.

       5.7 YEAR END SHAREHOLDERS' MEETING. At least one month before the end of each tax year, the Shareholders must call a meeting. At that meeting the agenda must include:

            (a) a review of the Corporation's operations during the tax year from a tax perspective.

            (b) consideration of possible actions to eliminate or ameliorate any tax problems that in the opinion of the accountant who regularly handles the Corporation's tax matters and the Corporation's general counsel (or, if applicable, the attorney retained to advise the Corporation on tax matters) require remedial action.

The notice for the meeting must include notice of the tax review. The Corporation's accountant and appropriate legal counsel must be invited to attend this meeting.

       5.8 TAX MATTERS SHAREHOLDER. If the Corporation is operating as an S corporation, and, according to Code Sections 6241-6245 and applicable Tax Regulations, it must have a Tax Matters Shareholder, the Person designated in Schedule TMS must serve in that capacity. If the initial Person selected to act as the Tax Matters Shareholder:

            (a)  ceases to be a Shareholder,

            (b)  resigns, or

            (c)  is unable for any reason to serve in this capacity,

Shareholders holding 51 percent of the Stock must elect a replacement Tax Matters Shareholder, and the Corporation must enter the name of the replacement and the date of his election on Schedule TMS. The Tax Matters Shareholder has the exclusive authority to negotiate a settlement or agreement with the Internal Revenue Service on any Subchapter S item at issue in an entity level audit according to Code Sections 6241-6245. However, the Tax Matters Shareholder may not finalize any settlement or agreement without first informing each Shareholder in writing of the issues in question and his proposed recommendations as to each issue, and obtaining the written consent of Shareholders holding 51 percent of the Stock to his recommended action.

       5.9 SPECIAL PROVISIONS FOR SHARE PURCHASES. If a Shareholder Transfers any of his Stock to the Corporation and/or the other Shareholders in accord with SECTION 3 and at the time of the Transfer the Corporation is operating as an S corporation, the following special provisions apply:

            (a) The formula price determined according to Section 3.3 must be reduced by any distributions:

                 (1) made by the Corporation to the Transferring Shareholder between the effective date the price for the Stock is established and the date of closing, and

                 (2) paid from the Corporation's accumulated adjustments account.

            (b) The formula price determined according to Section 3.3 must be reduced by the Selling Person's pro rata amount of any taxes required to be paid by the

                 Corporation under Code Section 1374 and on excessive passive income under Code Section 1375 for the tax year of the Transfer. The amount of these taxes attributed to the Transferring Shareholder must be determined on the basis of the amount that would have been due if the Corporation's tax year had ended on the closing date.

The accountant that regularly prepares the Corporation's financial statements must make these adjustments (and any other appropriate adjustments due to the Corporation being taxed as an S Corporation).

      5.10 SECTION 1363(c) TAX ELECTIONS. The Shareholders agree that the Corporation may make any election allowed under Code Section 1363(c) that affects how the Corporation or Shareholders compute tax items derived from the Corporation only after Shareholders holding 51 percent of the Stock approve the election.

      5.11 DELIVERY OF TAX INFORMATION TO SHAREHOLDERS. The Corporation must Deliver to the Shareholders copies of the K-1 schedules and any other information the Shareholders need to include the Corporation's tax results in their individual tax returns. It must do so no later than one month before the deadline for filing the Shareholders' returns. If the Corporation fails to do so within the specified time, the Person or Persons responsible for timely Delivering the information must pay any interest or penalties, or additional professional fees, the Shareholders incur because the Corporation did not timely Deliver the information.

      5.12 NON-APPLICABILITY OF EXEMPTIONS FROM THE SHARE TRANSFER RESTRICTIONS IN SECTION 2. The exemptions from the Stock Transfer restrictions in Sections
2.4 and 2.5 and the Transfers provided in SECTION 3 apply only if the Transfer is otherwise exempt and does not cause the Corporation's Subchapter S election to terminate.

                          SECTION 6: VOTING PROVISIONS

      6.1 VOTING AGREEMENTS. The Shareholders agree to exercise their voting rights on their Stock as follows:

            (a) They must exercise their rights to vote in whatever manner and at whatever times as may be necessary to cause Lori Gilliland D'Atri, or her nominee[s], to hold one-half of all the Corporation's directorships as long as she lives.

            (b)  Before exercising their voting rights on:

                 (1) A proposal to sell, lease, convey, exchange, Transfer, or otherwise dispose of all or substantially all of the Corporation's property or assets,

                 (2) A proposal to merge or consolidate the Corporation with another corporation, domestic or foreign,

                 (3) A proposal to amend the Corporation's articles of incorporation,

                 (4)   A proposal to wind up and dissolve the Corporation, or

                 (5) A proposal to adopt a plan of distribution of shares, securities, or any consideration other than money in the process of winding up the Corporation,

the Shareholders must come to a unanimous agreement on the proposal. If the Shareholders fail to come to unanimous agreement on the proposal, they agree that the proposal may not be passed or carried out and agree to vote all their Stock accordingly.

            (c) The Shareholders also agree that the Corporation may not withdraw as a Partner or as a General Partner from, vote for the dissolution, liquidation, termination, or other form of cessation of, or vote to amend the Partnership Agreement of, Xaris, Ltd.,

            (d) On all other matters, the Shareholders may exercise their voting rights on their Stock as they see fit.

                SECTION 7: DEFINITIONS AND RULES OF CONSTRUCTION

      7.1 DEFINITIONS. The capitalized terms used in this Agreement have the following meanings:

            (a) AGREEMENT. The term "Agreement" means this corporation and shareholders' agreement, as amended, modified, supplemented, or restated from time to time, as the context requires.

            (b) CODE. The term "Code" means the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent, superseding federal revenue laws.

            (c) CORPORATION. The term "Corporation" means Xaris Management Company, Inc.

            (d)  DELIVERY. The term "Delivery" means:

                 (1) actually physically delivering a writing to a Person to whom Delivery is to be made or the Person's agent.

                 (2) depositing a writing in the United States mail, via certified mail, return receipt requested, postage prepaid, properly addressed to the Person to whom Delivery is to be made.

            (e) ELIGIBLE PERSON. The term "Eligible Person" means each Person who is:

                 (1) eligible to become a qualified Shareholder under any federal or state tax statute the Corporation has adopted (for example, Subchapter S status under the Code), and who agrees in writing to file any consents necessary to continue that status and to take no action that terminates the qualification without the written consent of the Remaining Shareholders according to this Agreement; and

                 (2) a Person whose ownership of the Stock will not cause the Corporation to owe a personal holding company tax or similar federal or state penalty tax.

            (f) EXECUTOR. The term "Executor" means the Person serving as the qualified personal representative of a decedent's estate, whether serving as a dependent executor, an independent executor, an administrator, a temporary administrator, or in any other capacity. The term includes all personal representatives when there are two or more.

            (g) FAMILY. The term "Family" means, in relation to a Person, his parents and their lineal descendants (including legally adopted descendants) and their spouses.

            (h) INCAPACITATION. The term "Incapacitation" means, in relation to a Person, that

                 (1) the Person's attending physician and another physician or psychologist chosen by the attending physician have determined and declared, in writing, that the Person is physically or mentally incapable of managing his property and financial affairs; or

                 (2) a court of competent jurisdiction has determined and declared, in a judicial pronouncement, that the Person is incapacitated or of unsound mind or that the Person is physically or mentally incapable of managing his property and financial affairs.

            (i) INVOLUNTARY TRANSFER. The term "Involuntary Transfer" means any Transfer that occurs without a voluntary act of the Shareholder owning Stock. It includes Transfers occurring as a result of:

                 (1)   death.

                 (2)   any court-ordered sale, partition, or other disposition.

                 (3) any foreclosure, levy, execution, trustee's or other involuntary sale.

                 (4)   filing any involuntary:

                       (A)  bankruptcy, insolvency, or receivership petition,

                       (B)  assignment for the benefit of creditors,

                       (C) attachment or other legal or equitable interest on Stock,

                       where the involuntary petition, assignment, or attachment is not discharged within 30 days after its effective date.

                 (5)   a settlement agreement.

            (j) OFFERING SHAREHOLDER. The term "Offering Shareholder" means the Shareholder or Shareholders and their Spouse or Spouses (or other owner of Stock) making or required to make an offer to sell their Stock under SECTION 2 or SECTION 3 before a Person having the right to purchase the Stock exercises the right (at which time the Offering Shareholder becomes a Selling Person).

            (k) PARTY. The term "Party" means the Corporation and all Shareholders.

            (l) PERSON. The term "Person" means any natural person or legal entity. It includes individuals, fiduciaries, receivers, trustees, trusts, corporations, partnerships, limited partnerships, professional associations, professional corporations, trusts, and all other forms of business organizations which may exist under the laws of Texas or any other state, or the United States.

            (m) REMAINING SHAREHOLDERS. The term "Remaining Shareholders" means all Shareholders other than an Offering Shareholder.

            (n) SECURITIES ACT. The term "Securities Act" means the Securities Act of 1933, as amended.

            (o)  SELLING PERSON. The term "Selling Person" means the Person:

                 (1)   owning or

                 (2)   controlling the transfer of

the Stock subject to a buy-out right granted in Section 3.1. Examples of a "Selling Person" include the following when their interest in Stock is subject to a buy-out right: a Shareholder owning Stock; a Spouse owning a community property interest in Stock; an Executor having the power to transfer a deceased Shareholder's Stock; the trustee of the bankruptcy estate of a Shareholder holding the Shareholder's Stock; the guardian of an Incompetent Shareholder's estate.

            (p)  SHAREHOLDER. The term "Shareholder" means:

                 (1) Each Person who executes a counterpart of this Agreement as a Shareholder, for so long as the Person owns record title to Stock; and

                 (2)   Each other Person who acquires record title to Stock.

            (q) SPOUSE. The term "Spouse" means any Person who is or becomes the husband or wife of a Shareholder. A Spouse may also be a Shareholder if Stock ownership is recorded in the name of the Spouse or jointly (under any legally recognized form of tenancy), in the name of the Spouse and the Spouse's spouse.

            (r)  STOCK. The term "Stock" means:

                 (1)   (A)  all stock or shares or interests in stock or shares
                            in the Corporation,

                       (B) any stock options and any warrants, stock conversion privileges, or any other share rights in the Corporation,

                       actually or beneficially now or later owned by any Person, whether owned or acquired as separate or community property, and

                 (2) all Stock or rights to Stock of any other corporation into which that Stock may be changed, or for which they may be exchanged, whether through reorganization, recapitalization, stock split-up, combinations of Stock, merger, or consolidation.

Any Stock acquired by means of stock options, warrants, conversion privileges, or other right exercised after any Transfer made in accord with this Agreement must be offered for sale at the same price and on the identical other terms as the other Stock owned or previously owned by the Shareholder acquiring that Stock.

            (s) SURVIVING SHAREHOLDER. The term "Surviving Shareholder" means a Shareholder whose Spouse has become a Terminated Spouse.

            (t) TAX REGULATIONS. The term "Tax Regulations" means the Income Tax Regulations, promulgated under the Code, as those regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            (u) TERMINATED SPOUSE. The term "Terminated Spouse" means a Spouse who owns Stock and to whom any of the following events occurs:

                 (1) The Spouse predeceases her husband; but only if the predeceasing Spouse does not Transfer (by will, by inheritance, or through any other Transfer occurring because of her death) to her surviving husband all the Stock she owns.

                 (2)   The Spouse becomes divorced from her husband; but only if

                       (A)   the Spouse is not a Shareholder, and

                       (B) the Spouse does not in their divorce Transfer to her husband all the Stock she owns.

            (v) TRANSFER. The term "Transfer" means any transfer of any ownership interest in (i) Stock or (ii) the owner of Stock. It includes:

                 (1)   any sale, conveyance, assignment, or partition of Stock.

                 (2)   any gift of Stock.

                 (3)   any Involuntary Transfer.

                 (4)  (A)   (i)  any transfer of ownership of Stock to a
                                 bankruptcy estate or receivership, or

                            (ii) the change in legal, beneficial, or equitable
                                 ownership of Stock

                 caused by filing:

                      (B) (i) a voluntary petition under any bankruptcy or insolvency law, or

                            (ii) a petition to appoint a receiver.

                 (5)   any assignment for the benefit of creditors.

                 (6)   any encumbrance, pledge, mortgage, hypothecation.

                 (7) any change in the legal or beneficial ownership of a partnership or corporation that is a Shareholder.

                 (8)   any other disposition of any interest in:

                       (A)  Stock, or

                       (B)  the owner of Stock.

When used in this Section 7.1(v), "owner of Stock" means any Person directly or indirectly owning Stock. A Person indirectly owns Stock if he owns any interest in another Person that directly or indirectly owns Stock. Thus, indirect ownership occurs regardless of the number of intervening Persons owning direct or indirect interests in Stock. It includes, for example, any ownership interest in any Person that in turn owns any ownership interest in another Person that owns Stock.

When used in this Section 7.1(v), "interest" in Stock includes the right to receive dividends and other distributions and the right to exercise any voting privileges.

      7.2 TITLES, CAPTIONS, AND SECTIONS. All section titles or captions in this Agreement have been inserted for convenience only. They must not be construed in interpreting this Agreement, as they do not in any way define, limit, extend, or describe the scope or intent of any provisions of this Agreement. Unless otherwise provided, references to "SECTIONS" and "Sections" are to sections of this Agreement.

      7.3 DERIVATIVE WORD. When the context requires, derivatives of terms defined elsewhere in this Agreement have been used. When a derivative of a defined term is used, the derivative term's meaning must be determined by reference to the defined term from which it derives.

      7.4 GENDER AND PLURALS. Simply for ease in drafting, this Agreement uses the masculine gender when referring to a Shareholder and the feminine gender when referring to a Spouse. The use of a gender must not be construed as precluding the other genders when interpreting this Agreement. Thus, whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine, or neuter forms. Similarly, whenever the context may require, the singular form of nouns, pronouns and verbs includes the plural, and vice versa.

      7.5   REFERENCES TO THE INTERNAL REVENUE CODE AND OTHER STATUTES.

            (a) All references in this Agreement to the Code mean the Internal Revenue Code of 1986, as amended from time to time, and all revisions, recodifications, or replacements of that code.

            (b) Any reference to any other statute includes any amendment, replacement, or recodification of that statute.

                            SECTION 8: MISCELLANEOUS

      8.1 TERMINATION. This Agreement continues in effect until it is terminated in accord with this Section 8.1. This Agreement terminates when required by law, or, if sooner, when one or more of the following events occurs:

            (a)  all Parties consent in writing to terminate the Agreement.

            (b) the Corporation dissolves, becomes bankrupt, or becomes insolvent.

            (c) the Corporation ceases to conduct any business or investment operations.

            (d)  one Shareholder acquires all the Stock.

            (e) the Corporation issues or sells Stock in a public offering that any federal securities law requires to be registered.

            (f) all the Shareholders Transfer all the Stock in a merger, consolidation, or share exchange (unless the merger, consolidation, or share exchange merely effects a change in the form or domicile of the Corporation without changing the respective shareholdings of the Shareholders).

            When this Agreement terminates, the Corporation must issue new certificates for the same number of shares of Stock but without the endorsement required by Section 8.4 to each Shareholder who surrenders his old certificates for Stock.

      8.2   OTHER DOCUMENTS TO EFFECTUATE AGREEMENT. Each Shareholder agrees to:

            (a) maintain a Will directing his Executor to carry out this Agreement.

            (b) execute all documents and to take all other appropriate action to effectuate the purposes of this Agreement.

Failure to so maintain a Will does not relieve any Shareholder or the estate of any Shareholder of its obligations under this Agreement.

      8.3   COMPLIANCE WITH SECURITIES LAWS.

            (a) INVESTMENT REPRESENTATION. Each Shareholder represents to all other Shareholders and to the Corporation that:

                 (1) he has acquired all Stock for investment and not with a view to its sale or distribution within the meaning of the Securities Act.

                 (2) he has no present intention of selling or otherwise disposing of any of the Stock for his own account and no one else has or will have a beneficial ownership in any of his Stock.

                 (3) he has been advised that the Stock has not been registered with the Securities and Exchange Commission and may not be offered, sold, or otherwise Transferred except in accord with the Securities Act.

            (b) COVENANT TO COMPLY WITH SECURITIES LAWS. By accepting a certificate evidencing Stock, each Shareholder agrees that at no time may he Transfer any Stock unless either:

                 (1) the appropriate Person files and maintains an effective registration statement under the Securities Act and applicable state securities laws for the Stock.

                 (2) counsel satisfactory to the Corporation and its counsel renders its opinion (in form and substance satisfactory to the Corporation and its counsel) concluding that the proposed Transfer will not violate the Securities Act or applicable state securities laws.

      8.4 ENDORSEMENT ON SHARE CERTIFICATES. All share certificates for Stock now or later issued by the Corporation must contain the following statement which the Corporation must print or type conspicuously on the front or back of the certificate:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISTRIBUTED EXCEPT: (1) UPON REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, OR (2) UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR THAT OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISTRIBUTION.

            AN AGREEMENT DATED MAY 6, 1996, EFFECTIVE AGAINST THE CORPORATION AND (AMONG OTHERS) THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, RESTRICTS THE TRANSFER AND ENCUMBRANCE AND VOTING RIGHTS OF THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. GENERALLY, THE AGREEMENT REQUIRES THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO VOTE HIS SHARES IN THE MANNER REQUIRED BY THE AGREEMENT, RESTRICTS THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO CERTAIN INSTANCES, ALLOWS THE CORPORATION AND/OR OTHER SHAREHOLDERS TO PURCHASE THE SECURITIES REPRESENTED BY THIS CERTIFICATE WHEN CERTAIN EVENTS OCCUR. THE CORPORATION'S SECRETARY HAS A COPY OF THAT AGREEMENT ON FILE, AND THE CORPORATION AGREES TO FURNISH TO THE RECORD HOLDER OF THIS CERTIFI

            CATE WITHOUT CHARGE A COPY OF THAT AGREEMENT WHEN THE RECORD HOLDER DELIVERS TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE A REQUEST FOR A COPY OF THE AGREEMENT.

For uncertificated Stock, the Corporation must send to each Shareholder a written notice containing the preceding statement within 30 days after the issuance or Transfer of Stock.

      8.5 NOTICES. Whenever this Agreement or law requires or permits a Person to give to another any consent, approval, notice, request, or demand, that Person must give the consent, approval, notice, request, or demand in writing (including, without limitation, fax, telex, or other telegraphic communications) to be effective. The Parties must deem any consent, approval, notice, request or demand to have been given on the earlier of

            (a)  Receipt, or

            (b) The third business day after it is enclosed in an envelope, addressed to the party to be notified at the address indicated in this Agreement, properly stamped, sealed, and deposited in the United States mail, certified, return receipt requested.

                 A Person may change the Person to whom notices or requests must be given and the address at which those notices or requests may be given by providing written notice to that effect to each other Party.

      8.6 BINDING EFFECT. This Agreement binds and inures to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. Each Transferee and the Spouse of each Transferee must sign Schedule A binding them to the terms of this Agreement before the Employer may register any Stock in their name(s). Failing to sign does not, however, prevent this Agreement from binding the Transferee and the Transferee's Spouse.

      8.7 CREDITORS. None of the creditors of the Parties may benefit from or enforce any provisions of this Agreement.

      8.8 INTEGRATION. This agreement constitutes the entire agreement among the parties pertaining to its subject matter. The Parties have not made any representations, agreements, or arrangements, or have any understandings, oral or written, pertaining to the subject matter of this Agreement that they have not fully expressed in this Agreement. This Agreement supersedes any pertinent prior agreements and understandings whether written or oral not contained in this Agreement.

      8.9 AMENDMENTS. Amendments to this Agreement have effect only if contained in a written instrument that:

            (a)  sets out the particulars of the amendment.

            (b)  an authorized representative of each of the Parties executes.

            (c) becomes incorporated into or attached to Schedule B of this Agreement.

      8.10 WAIVER. A Party does not waive any term, covenant, or condition of this Agreement by failing to insist on strict compliance with any of its terms, covenants, or conditions. Nor does a Party that waives or relinquishes any right or power at any one time or times waive or relinquish the right or power for all or any other times.

      8.11 APPLICABLE LAW. This Agreement must be interpreted and construed in accordance with and governed by the laws of the State of Texas, without regard to the principles of conflicts of law.

      8.12 REMEDIES. The Parties recognize, understand, and agree that irreparable injury would be caused to the Shareholders and the Corporation by any Party's failure to comply with the terms of this Agreement. If any actual or threatened default in or breach of any of the provisions in this Agreement occurs, the aggrieved Person or Persons have the right to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain:

            (a)  specific performance,

            (b)  an injunction,

            (c)  monetary damages, and

            (d) any other appropriate relief in law or in equity any court in the United States of America may grant.

The rights and remedies contained in this Agreement are cumulative and not exclusive of each other or of any other rights or remedies the aggrieved Party may otherwise obtain.

      8.13 ATTORNEY'S FEES AND COSTS. If, because any Party breaches the Agreement, another Party or Parties employ an attorney or attorneys to enforce their rights under this Agreement, then the breaching Party or Parties must pay the reasonable attorney's fees and costs incurred by the prevailing Party or Parties to enforce the Agreement or to obtain any other relief for the breach.

      8.14 SEVERABILITY. The invalidity or unenforceability of any term or provision or any clause of this Agreement in no way impairs or affects the validity or enforceability of any other part of this Agreement, which remain in full force and effect.

      8.15 "DAYS" DEFINED. Any reference in this Agreement to "days" means all calendar days, exclusive of Saturdays, Sundays, and legal holidays under the laws of the United States or the state whose laws govern this Agreement.

      8.16 COUNTERPARTS. This Agreement may be executed in counterparts. All counterparts together constitute one agreement binding on all the Parties even if not all the Parties have signed the original or the same counterparts.

      8.17 FURTHER ACTION. The Parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns must execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

      The Parties to this Agreement have executed it as of the 6th day of May, 1996.

CORPORATION:                            XARIS MANAGEMENT COMPANY, INC.



                                        By: /s/ Lori Gilliland D'Atri
                                           ------------------------------
                                        Lori Gilliland D'Atri, President

                                        1201 S. Taylor
                                        Amarillo, TX 79101

SHAREHOLDERS:



                                        /s/ Lori Gilliland D'Atri
                                        ---------------------------------
                                        Lori Gilliland D'Atri

                                        1201 S. Taylor
                                        Amarillo, TX 79101

                                        /s/ Robert W. Hall
                                        ---------------------------------
                                        Robert W. Hall



                                        1201 S. Taylor
                                        Amarillo, TX 79101



                                        /s/ Robin Worth Hall
                                        ---------------------------------
                                        Robin Worth Hall



                                        1201 S. Taylor
                                        Amarillo, TX 79101



                                        /s/ R. Wayne Moore
                                        ---------------------------------
                                        R. Wayne Moore



                                        2811 Parker
                                        Amarillo, Texas 79109

                      SPOUSAL CONSENT AND POWER OF ATTORNEY

      Each of the undersigned Spouses:

      1.    acknowledges that she has read and is familiar with the Agreement.

      2.    agrees to be bound by the Agreement.

      3. joins in the Agreement to the extent, if any, that her joinder is necessary.

To that end:

      1. Each of the undersigned Spouses agrees that to the extent she is not also a Shareholder:

            (a) her Spouse may join in any future amendment or modification of this Agreement without her further signature, acknowledgment, agreement, or consent.

            (b) the Agreement applies to any interest which she may have in Stock in the Corporation owned directly or beneficially by her spouse.

      2. Each of the undersigned Spouses does here name, constitute, and appoint her spouse who is a Party as her true and lawful attorney, for her and in her place and stead (and to the exclusion of herself and all other Persons), to manage, administer, control, and perform or exercise any and all powers, rights, and options concerning all Stock:

            (a) which she now or later owns as either her separate property or community property with her husband and

            (b)  for which she is not a Shareholder.

By this provision, each Spouse intends to, and does, vest in her husband who is a Party the exclusive right, power, and authority to manage and deal with her Stock for which she is not a Shareholder to the fullest extent permitted by law, relinquishing all rights and powers to manage, administer, or control that Stock and delegating to her husband the exclusive power and privilege of acting on her behalf concerning that Stock whether connected to the performance of this Agreement or otherwise. Furthermore, each Spouse agrees that her husband acting in her place and stead has the full right, power, and authority to bind her property, both separate and community, by the exercise of any option, election, right, or privilege granted or created by this Agreement or by the discharge or performance of any duty or obligation imposed or created by this Agreement. Each power of attorney here created and every right, power, privilege, and authority here delegated constitutes an irrevocable power of attorney, coupled with an interest, which must continue beyond, and not be terminated or affected by, the disability of any Spouse or the divorce of a Spouse from her husband/Shareholder.

SPOUSES:

                                        /s/ Robin Worth Hall
                                        ---------------------------------
                                        Robin Worth Hall


                                        /s/ Robert W. Hall
                                        ---------------------------------
                                        Robert W. Hall


                                        /s/ Helen Moore
                                        ---------------------------------
                                        Helen Moore

                                   SCHEDULE A

      SIGNATURES BY TRANSFEREES AND SPOUSES OF TRANSFEREES

      1. TRANSFEREES. Each of the undersigned Transferees of Stock, in accord with the Corporation and Shareholders' Agreement dated as of May 6, 1996, acknowledges and agrees that he has read and is familiar with this Agreement and that he and his heirs, Executors, administrators, successors, assigns, and any other Transferee of any Stock actually or beneficially owned by him are bound by all of its provisions.

Signature of Transferee                 Date


_______________________________         ________________


_______________________________         ________________


_______________________________         ________________


_______________________________         ________________



      2. SPOUSES OF TRANSFEREES. Each of the undersigned Spouses of a Shareholder who has signed Paragraph 1. of this Schedule acknowledges that she has read and is familiar with the provisions of the Corporation and Shareholders' Agreement dated May 6, 1996, and agrees:

            (a)  to be bound by it,

            (b)  to appoint her spouse as her power of attorney, and

            (c) to join in the Agreement to the extent, if any, that her joinder may be necessary,

as if she had executed the consent and power of attorney attached to the Agreement as the Spouse of an original Party to this Agreement.

Signature of Spouse                     Date


_______________________________         ________________


_______________________________         ________________


_______________________________         ________________

                                   SCHEDULE B

                                   AMENDMENTS

      The Corporation and Shareholders' Agreement dated as of May 6, 1996, is amended pursuant to Section 8.9 as follows:

                                  SCHEDULE TMS

                             TAX MATTERS SHAREHOLDER


Initial Tax Matters Shareholder:

        Lori Gilliland D' Atri

Names of Subsequent
Tax Matters Shareholders:               Date


_______________________________         ________________


_______________________________         ________________


_______________________________         ________________


_______________________________         ________________

                  UNANIMOUS CONSENT TO ACTION TAKEN IN LIEU OF

                     SPECIAL MEETING OF THE SHAREHOLDERS OF

                         XARIS MANAGEMENT COMPANY, INC.

      The Shareholders take, consent to or ratify the following actions:

1. REMOVAL OF DIRECTOR. In accordance with Section 2.5 of the Bylaws of the Corporation, the Shareholders consent to the removal of Lori Gilliland D'Atri as the Corporation's sole Director.

2. ELECTION OF DIRECTOR. In accordance with Section 2.4 of the Bylaws of the Corporation, the Shareholders consent to filling the vacancy created by the removal of Lori Gilliland D'Atri as the Corporation's sole Director by electing Bill A. Gilliland to serve as the Corporation's sole Director.

      Effective the 6th day of May, 1996.

                            SHAREHOLDERS:


                                        /s/ Lori Gilliland D'Atri
                                        ----------------------------------
                                        Lori Gilliland D'Atri, Shareholder


                                        /s/ Robert W. Hall
                                        ----------------------------------
                                        Robert W. Hall, Shareholder



                                        /s/ Robin Worth Hall
                                        ----------------------------------
                                        Robin Worth Hall, Shareholder



                                        /s/ R. Wayne Moore
                                        ----------------------------------
                                        R. Wayne Moore, Shareholder

                               FIRST AMENDMENT TO

                     CORPORATION AND SHAREHOLDERS' AGREEMENT

      According to the terms of Section 8.9 of the Corporation and Shareholders' Agreement of Xaris Management Company, Inc., dated as of May 6, 1996, the authorized representatives of the Parties agree to amend Section 6.1(a) of the Agreement as follows:

            (a)  (1)   They must exercise their rights to vote in whatever
      manner and at whatever times as may be necessary to cause Billy A. Gilliland, or his nominee[s], to hold all the Corporation's directorships as long as he lives.

                 (2) When Billy A. Gilliland dies, they must exercise their rights to vote in whatever manner and at whatever times as may be necessary to cause Lori Gilliland D'Atri, or her nominee[s], to hold all the Corporation's directorships as long as she lives.

      Executed this 21st day of June, 1996, to be effective as of May 6, 1996



      CORPORATION:                      XARIS MANAGEMENT COMPANY, INC.



                                        By: /s/ Billy A. Gilliland
                                           -------------------------------
                                           Billy A. Gilliland, President


      SHAREHOLDERS:


                                        /s/ Billy A. Gilliland
                                        ----------------------------------
                                        Billy A. Gilliland, Trustee of the
                                        Lori D'Atri Revocable Trust



                                        /s/ Lori Gilliland D'Atri
                                        ----------------------------------
                                        Lori Gilliland D'Atri, Trustee of
                                        The Lori D'Atri Revocable Trust

                                        /s/ Robert W. Hall
                                        ----------------------------------
                                        Robert W. Hall



                                        /s/ Robin Worth Hall
                                        ----------------------------------
                                        Robin Worth Hall



                                        /s/ R. Wayne Moore
                                        ----------------------------------
                                        R. Wayne Moore